Exhibit 99.1

News Release

TE CONNECTIVITY REPORTS SECOND QUARTER RESULTS

SCHAFFHAUSEN, Switzerland — April 24, 2013 — TE Connectivity Ltd. (NYSE: TEL) today reported results for the fiscal second quarter ended March 29, 2013.

Second Quarter Highlights

•                  Adjusted Earnings Per Share (EPS) up 12% versus prior year to a second quarter record of $0.76

•                  Diluted Earnings Per Share from Continuing Operations (GAAP EPS) were $0.66

•                  Net sales of $3.3 billion were up slightly versus the prior year

•                  Adjusted Operating margin reached 13.6%, up from 13.0% in the prior year

•                  Free Cash Flow was $353 million for the quarter and $657 million for the first half of the fiscal year

•                  Returned $319 million to shareholders through share repurchases and dividends

•                  Shareholders approved a 19% increase in the annual dividend to $1 per share beginning in the June 2013 quarter

“I am pleased with our overall performance this quarter, said TE Connectivity Chairman and Chief Executive Officer Tom Lynch. Continued strong performance in our Transportation business more than offset softness in networks markets and the impact of currency headwinds. The company generated record second quarter adjusted EPS of $0.76, exceeding the mid-point of our guidance by $0.06, and delivered $353 million in free cash flow.

“Orders were up 9 percent versus the first quarter and our book-to-bill was 1.06, excluding Subsea Communications. While economic conditions remain uncertain, we continue to expect strong sequential improvement in our second half with full year EPS growth of approximately 10 percent over the prior year.”

FISCAL SECOND QUARTER RESULTS

The company reported net sales of $3.27 billion compared to prior year sales of $3.25 billion. Adjusted EPS were $0.76, compared to $0.68 in the prior year. GAAP EPS were $0.66 for the quarter. Free cash flow was $353 million for the quarter.

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GAAP EPS included $0.01 per share of acquisition-related charges, $0.13 per share of restructuring and other charges, and $0.03 of income related to tax items.

Company orders, excluding the Subsea Communications business, were $3.36 billion in the second quarter and the book-to-bill ratio was 1.06.

OUTLOOK

For the third quarter, the company expects net sales of $3.325 to $3.425 billion and adjusted EPS of $0.80 to $0.84. GAAP EPS are expected to be $0.65 to $0.69, including restructuring and acquisition-related charges of $0.15.

For the full year, the company is raising its annual EPS guidance slightly, reflecting the strong Q2 performance. The company now expects adjusted EPS of $3.10 to $3.22 and sales of $13.075 to $13.375 billion. GAAP EPS are expected to be $2.80 to $2.92, including restructuring and acquisition-related charges of $0.50 and income from tax-related items of $0.20.

This outlook assumes foreign exchange rates and commodity prices that are consistent with current levels.

Information about TE Connectivity’s use of non-GAAP financial measures is described at the end of this press release. For a reconciliation of these non-GAAP financial measures, see the attached tables.

ABOUT TE CONNECTIVITY

TE Connectivity (NYSE: TEL) is a $13 billion world leader in connectivity. The company designs and manufactures products at the heart of electronic connections for the world’s leading industries including automotive, energy and industrial, broadband communications, consumer devices, healthcare, and aerospace and defense. TE Connectivity’s long-standing commitment to innovation and engineering excellence helps its customers solve the need for more energy efficiency, always-on communications and ever-increasing productivity. With nearly 90,000 employees in over 50 countries, TE Connectivity makes connections the world relies on to work flawlessly every day. To connect with the company, visit: www.TE.com.

CONFERENCE CALL AND WEBCAST

•                  The company will hold a conference call for investors today beginning at 8:30 a.m. EDT.

•                  Internet users will be able to access the Company’s earnings webcast, including slide materials, at the “Investors” section of TE Connectivity’s website: http://investors.te.com.

•                  For both “listen-only” participants and those participants who wish to take part in the question-and-answer portion of the call, the telephone dial-in number in the United States is (800) 230-

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1074. The telephone dial-in number for participants outside the United States is (612) 234-9960.

•                  An audio replay of the conference call will be available beginning at 10:30 a.m. on April 24, 2013 and ending at 11:59 p.m. on May 1, 2013. The dial-in number for participants in the United States is (800) 475-6701. For participants outside the United States, the replay dial-in number is (320) 365-3844. The replay access code for all callers is 286169.

NON-GAAP MEASURES

“Organic Sales Growth,” “Adjusted Operating Income,” “Adjusted Operating Margin,” “Adjusted Other Income, Net,” “Adjusted Income Tax Expense,” “Adjusted Income from Continuing Operations,” “Adjusted Earnings Per Share,” and “Free Cash Flow” (FCF) are non-GAAP measures and should not be considered replacements for GAAP results.

“Organic Sales Growth” is a useful measure used by us to measure the underlying results and trends in the business. The difference between reported net sales growth (the most comparable GAAP measure) and Organic Sales Growth (the non-GAAP measure) consists of the impact from foreign currency exchange rates and acquisitions and divestitures, if any. Organic Sales Growth is a useful measure of our performance because it excludes items that: i) are not completely under management’s control, such as the impact of changes in foreign currency exchange rates; or ii) do not reflect the underlying growth of the company, such as acquisition and divestiture activity. The limitation of this measure is that it excludes items that have an impact on our sales. This limitation is best addressed by using organic sales growth in combination with the GAAP results.

We present operating income before special items including charges or income related to legal settlements and reserves, restructuring and other charges, acquisition related charges, impairment charges, and other income or charges, if any (“Adjusted Operating Income”). We utilize Adjusted Operating Income to assess segment level core operating performance and to provide insight to management in evaluating segment operating plan execution and underlying market conditions. It also is a significant component in our incentive compensation plans. Adjusted Operating Income is a useful measure for investors because it provides insight into our underlying operating results, trends, and the comparability of these results between periods. The difference between Adjusted Operating Income and operating income (the most comparable GAAP measure) consists of the impact of charges or income related to legal settlements and reserves, restructuring and other charges, acquisition related charges, impairment charges, and other income or charges, if any, that may mask the underlying operating results and/or business trends. The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease our reported operating income. This limitation is best addressed by using Adjusted Operating Income in combination with operating income (the most comparable GAAP measure) in order to better understand the amounts, character and impact of any increase or decrease on reported results.

We present operating margin before special items including charges or income related to legal settlements and reserves, restructuring and other charges, acquisition related charges, impairment charges, and other income or charges, if any (“Adjusted Operating Margin”). We present Adjusted Operating Margin before special items to give investors a perspective on the underlying business results. It also is a significant component in our incentive compensation plans. This measure should be considered in conjunction with operating margin calculated using our GAAP results in order to understand the amounts, character and impact of adjustments to operating margin.

We present other income, net before special items including tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items, if any (“Adjusted Other Income, Net”). We present Adjusted Other Income, Net as we believe that it is appropriate for investors to consider results excluding these items in addition to results in accordance with GAAP. The difference between

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Adjusted Other Income, Net and other income, net (the most comparable GAAP measure) consists of tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items, if any. The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease other income, net. This limitation is best addressed by using Adjusted Other Income, Net in combination with other income, net (the most comparable GAAP measure) in order to better understand the amounts, character and impact of any increase or decrease in reported amounts.

We present income tax expense after adjusting for the tax effect of special items including charges related to restructuring and other charges, acquisition related charges, impairment charges, other income or charges, and certain significant special tax items, if any (“Adjusted Income Tax Expense”). We present Adjusted Income Tax Expense to provide investors further information regarding the tax effects of adjustments used in determining the non-GAAP financial measure Adjusted Income from Continuing Operations (as defined below). The difference between Adjusted Income Tax Expense and income tax expense (the most comparable GAAP measure) is the tax effect of adjusting items and certain significant special tax items, if any. The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease income tax expense. This limitation is best addressed by using Adjusted Income Tax Expense in combination with income tax expense (the most comparable GAAP measure) in order to better understand the amounts, character and impact of any increase or decrease in reported amounts.

We present income from continuing operations attributable to TE Connectivity Ltd. before special items including charges or income related to legal settlements and reserves, restructuring and other charges, acquisition related charges, impairment charges, tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items, certain significant special tax items, other income or charges, if any, and, if applicable, related tax effects (“Adjusted Income from Continuing Operations”). We present Adjusted Income from Continuing Operations as we believe that it is appropriate for investors to consider results excluding these items in addition to results in accordance with GAAP. Adjusted Income from Continuing Operations provides additional information regarding our underlying operating results, trends and the comparability of these results between periods. The difference between Adjusted Income from Continuing Operations and income from continuing operations attributable to TE Connectivity Ltd. (the most comparable GAAP measure) consists of the impact of charges or income related to legal settlements and reserves, restructuring and other charges, acquisition related charges, impairment charges, tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items, certain significant special tax items, other income or charges, if any, and, if applicable, related tax effects. The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease our reported results. This limitation is best addressed by using Adjusted Income from Continuing Operations in combination with income from continuing operations attributable to TE Connectivity Ltd. (the most comparable GAAP measure) in order to better understand the amounts, character and impact of any increase or decrease in reported amounts.

We present diluted earnings per share from continuing operations attributable to TE Connectivity Ltd. before special items, including charges or income related to legal settlements and reserves, restructuring and other charges, acquisition related charges, impairment charges, tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items, certain significant special tax items, other income or charges, if any, and, if applicable, related tax effects (“Adjusted Earnings Per Share”). We present Adjusted Earnings Per Share because we believe that it is appropriate for investors to consider results excluding these items in addition to results in accordance with GAAP. We believe such a measure provides a picture of our results that is more comparable among periods since it excludes the impact of special items, which may recur, but tend to be irregular as to timing, thereby making comparisons between periods more difficult. It also is a significant component in our incentive compensation plans. The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease our reported results. This limitation is best addressed by using Adjusted Earnings Per Share in combination with diluted earnings per share from continuing operations attributable to TE Connectivity Ltd. (the most comparable GAAP measure) in order to better understand the amounts, character and impact of any increase or decrease on reported results.

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“Free Cash Flow” (FCF) is a useful measure of our performance and ability to generate cash. It also is a significant component in our incentive compensation plans. The difference between net cash provided by continuing operating activities (the most comparable GAAP measure) and FCF (the non-GAAP measure) consists mainly of significant cash outflows and inflows that we believe are useful to identify. We believe free cash flow provides useful information to investors as it provides insight into the primary cash flow metric used by management to monitor and evaluate cash flows generated from our operations. The difference reflects the impact from net capital expenditures, voluntary pension contributions, and special items, if any.

Net capital expenditures are subtracted because they represent long-term commitments. Voluntary pension contributions are subtracted from the GAAP measure because this activity is driven by economic financing decisions rather than operating activity. Certain special items, including net payments related to pre-separation tax matters, also are considered by management in evaluating free cash flow. We believe investors should consider these items in evaluating our free cash flow. We forecast our cash flow results excluding any voluntary pension contributions because we have not yet made a determination about the amount and timing of any such future contributions. In addition, our forecast excludes the cash impact of special items because we cannot predict the amount and timing of such items.

FCF as presented herein may not be comparable to similarly-titled measures reported by other companies. The primary limitation of this measure is that it excludes items that have an impact on our GAAP cash flow. Also, it subtracts certain cash items that are ultimately within management’s and the Board of Directors’ discretion to direct and may imply that there is less or more cash available for our programs than the most comparable GAAP measure indicates. This limitation is best addressed by using FCF in combination with the GAAP cash flow results. It should not be inferred that the entire free cash flow amount is available for future discretionary expenditures, as our definition of free cash flow does not consider certain non-discretionary expenditures, such as debt payments. In addition, we may have other discretionary expenditures, such as discretionary dividends, share repurchases, and business acquisitions that are not considered in the calculation of free cash flow.

Because we do not predict the amount and timing of special items that might occur in the future, and our forecasts are developed at a level of detail different than that used to prepare GAAP-based financial measures, we do not provide reconciliations to GAAP of our forward-looking financial measures.

FORWARD-LOOKING STATEMENTS

This release contains certain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and are subject to risks, uncertainty and changes in circumstances, which may cause actual results, performance, financial condition or achievements to differ materially from anticipated results, performance, financial condition or achievements. All statements contained herein that are not clearly historical in nature are forward-looking and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements. We have no intention and are under no obligation to update or alter (and expressly disclaim any such intention or obligation to do so) our forward-looking statements whether as a result of new information, future events or otherwise, except to the extent required by law. The forward-looking statements in this release include statements addressing our future financial condition and operating results. Examples of factors that could cause actual results to differ materially from those described in the forward-looking statements include, among others, business, economic, competitive and regulatory risks, such as conditions affecting demand for products, particularly in the automotive industry and the telecommunications, computer and consumer electronics industries; competition and pricing pressure; fluctuations in foreign currency exchange rates and commodity prices; natural disasters and political, economic and military instability in countries in which we operate; developments in the credit markets; future goodwill impairment; compliance with current and future environmental and other laws and regulations; the possible effects on us of changes in tax laws, tax treaties and other legislation; the risk that Deutsch’s operations will not be successfully

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integrated into ours; and the risk that revenue opportunities, cost savings and other anticipated synergies from the Deutsch acquisition may not be fully realized or may take longer to realize than expected. More detailed information about these and other factors is set forth in TE Connectivity Ltd.’s Annual Report on Form 10-K for the fiscal year ended Sept. 28, 2012 as well as in our Quarterly Report on Form 10-Q for the fiscal quarter ended Dec. 28, 2012, Current Reports on Form 8-K and other reports filed by us with the U.S. Securities and Exchange Commission.

# # #

Contacts:	Media Relations: Amy Shah 610-893-9555 Office amy.shah@te.com	Investor Relations: Keith Kolstrom 610-893-9551 Office keith.kolstrom@te.com

	Brian Schaffer 212-279-3115 Office bschaffer@prosek.com	Will Ruthrauff 610-893-9565 Office will.ruthrauff@te.com

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TE CONNECTIVITY LTD.

CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

	For the Quarters Ended		For the Six Months Ended
	March 29, 2013	March 30, 2012	March 29, 2013	March 30, 2012
	(in millions, except per share data)

Net sales	$3,265	$3,249	$6,399	$6,419
Cost of sales	2,213	2,228	4,358	4,455
Gross margin	1,052	1,021	2,041	1,964
Selling, general, and administrative expenses	438	427	866	810
Research, development, and engineering expenses	171	173	342	350
Acquisition and integration costs	3	4	8	8
Restructuring and other charges, net	81	32	173	50
Operating income	359	385	652	746
Interest income	5	7	9	12
Interest expense	(35)	(44)	(72)	(83)
Other income (expense), net	9	11	(217)	12
Income from continuing operations before income taxes	338	359	372	687
Income tax (expense) benefit	(60)	(91)	185	(179)
Income from continuing operations	278	268	557	508
Income (loss) from discontinued operations, net of income taxes	(1)	(10)	(3)	12
Net income	277	258	554	520
Less: net income attributable to noncontrolling interests	—	(1)	—	(3)
Net income attributable to TE Connectivity Ltd.	$277	$257	$554	$517

Amounts attributable to TE Connectivity Ltd.:
Income from continuing operations	$278	$267	$557	$505
Income (loss) from discontinued operations	(1)	(10)	(3)	12
Net income	$277	$257	$554	$517

Basic earnings per share attributable to TE Connectivity Ltd.:
Income from continuing operations	$0.66	$0.63	$1.32	$1.19
Income (loss) from discontinued operations	—	(0.03)	(0.01)	0.02
Net income	0.66	0.60	1.32	1.21

Diluted earnings per share attributable to TE Connectivity Ltd.:
Income from continuing operations	$0.66	$0.62	$1.31	$1.17
Income (loss) from discontinued operations	—	(0.02)	(0.01)	0.03
Net income	0.65	0.60	1.30	1.20

Dividends and cash distributions paid per common share of TE Connectivity Ltd.	$0.21	$0.18	$0.42	$0.36

Weighted-average number of shares outstanding:
Basic	420	427	421	426
Diluted	424	431	425	430

TE CONNECTIVITY LTD.

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

	March 29, 2013	September 28, 2012
	(in millions, except share data)
Assets
Current Assets:
Cash and cash equivalents	$1,073	$1,589
Accounts receivable, net of allowance for doubtful accounts of $48 and $41, respectively	2,214	2,343
Inventories	1,803	1,808
Prepaid expenses and other current assets	486	474
Deferred income taxes	288	289
Total current assets	5,864	6,503
Property, plant, and equipment, net	3,114	3,213
Goodwill	4,279	4,308
Intangible assets, net	1,291	1,352
Deferred income taxes	2,339	2,460
Receivable from Tyco International Ltd. and Covidien plc	963	1,180
Other assets	290	290
Total Assets	$18,140	$19,306

Liabilities and Equity
Current Liabilities:
Current maturities of long-term debt	$715	$1,015
Accounts payable	1,348	1,292
Accrued and other current liabilities	1,732	1,576
Deferred revenue	106	121
Total current liabilities	3,901	4,004
Long-term debt	2,315	2,696
Long-term pension and postretirement liabilities	1,312	1,353
Deferred income taxes	448	448
Income taxes	1,899	2,311
Other liabilities	532	517
Total Liabilities	10,407	11,329
Commitments and contingencies
Equity:
TE Connectivity Ltd. Shareholders’ Equity:
Common shares, 439,092,124 shares authorized and issued, CHF 0.57 and CHF 0.97 par value, respectively	193	193
Contributed surplus	6,416	6,837
Accumulated earnings	1,750	1,196
Treasury shares, at cost, 22,310,014 and 16,408,049 shares, respectively	(766)	(484)
Accumulated other comprehensive income	134	229
Total TE Connectivity Ltd. shareholders’ equity	7,727	7,971
Noncontrolling interests	6	6
Total Equity	7,733	7,977
Total Liabilities and Equity	$18,140	$19,306

TE CONNECTIVITY LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

	For the Quarters Ended		For the Six Months Ended
	March 29, 2013	March 30, 2012	March 29, 2013	March 30, 2012
	(in millions)
Cash Flows From Operating Activities:
Net income	$277	$258	$554	$520
(Income) loss from discontinued operations, net of income taxes	1	10	3	(12)
Income from continuing operations	278	268	557	508
Adjustments to reconcile income from continuing operations to net cash provided by operating activities:
Tax sharing (income) expense	(10)	(11)	216	(13)
Depreciation and amortization	158	138	310	279
Deferred income taxes	(28)	29	93	78
Provision for losses on accounts receivable and inventories	14	8	39	35
Share-based compensation expense	19	18	40	35
Other	14	5	34	(2)
Changes in assets and liabilities, net of the effects of acquisitions and divestitures:
Accounts receivable, net	(74)	(114)	49	(16)
Inventories	(30)	73	(74)	(9)
Inventoried costs on long-term contracts	(10)	(1)	6	(5)
Prepaid expenses and other current assets	(47)	80	(36)	101
Accounts payable	145	5	107	(46)
Accrued and other current liabilities	24	16	(52)	(188)
Income taxes	—	(54)	(451)	(67)
Deferred revenue	(6)	2	(15)	(44)
Long-term pension and postretirement liabilities	—	13	9	20
Other	(1)	6	7	10
Net cash provided by continuing operating activities	446	481	839	676
Net cash provided by (used in) discontinued operating activities	(1)	41	(2)	53
Net cash provided by operating activities	445	522	837	729
Cash Flows From Investing Activities:
Capital expenditures	(127)	(140)	(253)	(270)
Proceeds from sale of property, plant, and equipment	2	2	4	7
Other	(2)	(6)	17	(7)
Net cash used in continuing investing activities	(127)	(144)	(232)	(270)
Net cash used in discontinued investing activities	—	(1)	—	(1)
Net cash used in investing activities	(127)	(145)	(232)	(271)
Cash Flows From Financing Activities:
Net increase in commercial paper	—	390	50	569
Proceeds from long-term debt	—	748	—	748
Repayment of long-term debt	—	—	(714)	—
Proceeds from exercise of share options	70	36	86	48
Repurchase of common shares	(198)	—	(365)	(17)
Payment of common share dividends and cash distributions to shareholders	(88)	(76)	(177)	(153)
Other	—	32	(2)	40
Net cash provided by (used in) continuing financing activities	(216)	1,130	(1,122)	1,235
Net cash provided by (used in) discontinued financing activities	1	(40)	2	(52)
Net cash provided by (used in) financing activities	(215)	1,090	(1,120)	1,183
Effect of currency translation on cash	(2)	10	(1)	7
Net increase (decrease) in cash and cash equivalents	101	1,477	(516)	1,648
Cash and cash equivalents at beginning of period	972	1,389	1,589	1,218
Cash and cash equivalents at end of period	$1,073	$2,866	$1,073	$2,866

Supplemental Cash Flow Information:
Interest paid	$23	$15	$88	$78
Income taxes paid, net of refunds	89	115	173	168

Reconciliation to Free Cash Flow:
Net cash provided by continuing operating activities	$446	$481	$839	$676
Capital expenditures, net	(125)	(138)	(249)	(263)
Payments related to pre-separation tax matters, net	32	9	67	18
Payments to settle acquisition-related foreign currency derivative contracts	—	20	—	20
Free cash flow (1)	$353	$372	$657	$451

(1) Free cash flow is a non-GAAP measure.  See description of non-GAAP measures contained in this release.

TE CONNECTIVITY LTD.

CONSOLIDATED SEGMENT DATA (UNAUDITED)

	For the Quarters Ended				For the Six Months Ended
	March 29, 2013		March 30, 2012		March 29, 2013		March 30, 2012
	($ in millions)
Net Sales:
Transportation Solutions	$1,385		$1,274		$2,649		$2,505
Network Solutions	725		815		1,459		1,617
Industrial Solutions	736		711		1,436		1,396
Consumer Solutions	419		449		855		901
Total	$3,265		$3,249		$6,399		$6,419

Operating Income:
Transportation Solutions	$241	17.4%	$196	15.4%	$433	16.3%	$380	15.2%
Network Solutions	19	2.6%	53	6.5%	55	3.8%	112	6.9%
Industrial Solutions	78	10.6%	104	14.6%	148	10.3%	194	13.9%
Consumer Solutions	21	5.0%	32	7.1%	16	1.9%	60	6.7%
Total	$359	11.0%	$385	11.8%	$652	10.2%	$746	11.6%

TE CONNECTIVITY LTD.

NET SALES GROWTH RECONCILIATION (UNAUDITED)

							Percentage of
	Change in Net Sales for the Quarter Ended March 29, 2013						Segment’s Total
	versus Net Sales for the Quarter Ended March 30, 2012						Net Sales for the
	Organic (1)		Translation (2)	Acquisition/ Divestiture	Total		Quarter Ended March 29, 2013
	($ in millions)
Transportation Solutions (3):
Automotive	$32	2.5%	$(11)	$90	$111	8.7%	100%
Total	32	2.5	(11)	90	111	8.7	100%
Network Solutions (3):
Telecom Networks	(18)	(5.5)	(1)	—	(19)	(5.9)	42
Data Communications	(18)	(8.4)	(1)	3	(16)	(7.6)	27
Enterprise Networks	(14)	(8.6)	(2)	—	(16)	(9.8)	20
Subsea Communications	(39)	(32.2)	—	—	(39)	(32.2)	11
Total	(89)	(10.9)	(4)	3	(90)	(11.0)	100%
Industrial Solutions (3):
Industrial	(41)	(12.9)	(3)	—	(44)	(13.7)	38
Aerospace, Defense, and Marine	2	1.2	1	82	85	47.2	36
Energy	(14)	(6.8)	(2)	—	(16)	(7.7)	26
Total	(53)	(7.4)	(4)	82	25	3.5	100%
Consumer Solutions (3):
Consumer Devices	(10)	(3.9)	(5)	—	(15)	(5.8)	58
Appliance	(13)	(7.0)	(2)	—	(15)	(7.9)	42
Total	(23)	(5.1)	(7)	—	(30)	(6.7)	100%
Total	$(133)	(4.0)%	$(26)	$175	$16	0.5%

							Percentage of
	Change in Net Sales for the Six Months Ended March 29, 2013						Segment’s Total
	versus Net Sales for the Six Months Ended March 30, 2012						Net Sales for the
	Organic (1)		Translation (2)	Acquisition/ Divestiture	Total		Six Months Ended March 29, 2013
	($ in millions)
Transportation Solutions (3):
Automotive	$20	0.8%	$(36)	$160	$144	5.7%	100%
Total	20	0.8	(36)	160	144	5.7	100%
Network Solutions (3):
Telecom Networks	(35)	(5.5)	(4)	—	(39)	(6.3)	40
Data Communications	(28)	(6.6)	(1)	2	(27)	(6.4)	27
Enterprise Networks	(27)	(8.2)	(3)	—	(30)	(9.3)	20
Subsea Communications	(62)	(24.6)	—	—	(62)	(24.6)	13
Total	(152)	(9.4)	(8)	2	(158)	(9.8)	100%
Industrial Solutions (3):
Industrial	(84)	(13.2)	(7)	—	(91)	(14.2)	38
Aerospace, Defense, and Marine	(3)	(0.8)	(2)	160	155	44.0	35
Energy	(20)	(5.1)	(4)	—	(24)	(5.9)	27
Total	(107)	(7.7)	(13)	160	40	2.9	100%
Consumer Solutions (3):
Consumer Devices	(13)	(2.6)	(9)	—	(22)	(4.1)	61
Appliance	(20)	(5.6)	(4)	—	(24)	(6.6)	39
Total	(33)	(3.7)	(13)	—	(46)	(5.1)	100%
Total	$(272)	(4.2)%	$(70)	$322	$(20)	(0.3)%

(1) Represents the change in net sales resulting from volume and price changes, before consideration of acquisitions, divestitures, and the impact of changes in foreign currency exchange rates. Organic net sales growth is a non-GAAP measure. See description of non-GAAP measures contained in this release.

(2) Represents the change in net sales resulting from changes in foreign currency exchange rates.

(3) Industry end market information is presented consistently with our internal management reporting and may be periodically revised as management deems necessary.

TE CONNECTIVITY LTD.

NET SALES GROWTH RECONCILIATION (UNAUDITED)

							Percentage of
							Segment’s Total
	Change in Net Sales for the Quarter Ended March 29, 2013 versus Net Sales for the Quarter Ended December 28, 2012						Net Sales for the Quarter Ended
	Organic (1)		Translation (2)	Divestiture	Total		March 29, 2013
	($ in millions)
Transportation Solutions (3):
Automotive	$123	9.7%	$(2)	$—	$121	9.6%	100%
Total	123	9.7	(2)	—	121	9.6	100%
Network Solutions (3):
Telecom Networks	18	6.5	2	—	20	7.1	42
Data Communications	(5)	(2.5)	(2)	2	(5)	(2.5)	27
Enterprise Networks	2	1.2	—	—	2	1.4	20
Subsea Communications	(26)	(23.8)	—	—	(26)	(24.1)	11
Total	(11)	(1.5)	—	2	(9)	(1.2)	100%
Industrial Solutions (3):
Industrial	10	3.5	(2)	—	8	3.0	38
Aerospace, Defense, and Marine	21	8.8	1	—	22	9.1	36
Energy	5	2.5	1	—	6	3.2	26
Total	36	5.1	—	—	36	5.1	100%
Consumer Solutions (3):
Consumer Devices	(27)	(9.8)	(3)	—	(30)	(10.9)	58
Appliance	14	8.6	(1)	—	13	8.0	42
Total	(13)	(3.0)	(4)	—	(17)	(3.9)	100%
Total	$135	4.3%	$(6)	$2	$131	4.2%

(1) Represents the change in net sales resulting from volume and price changes, before consideration of acquisitions, divestitures, and the impact of changes in foreign currency exchange rates. Organic net sales growth is a non-GAAP measure. See description of non-GAAP measures contained in this release.

(2) Represents the change in net sales resulting from changes in foreign currency exchange rates.

(3) Industry end market information is presented consistently with our internal management reporting and may be periodically revised as management deems necessary.

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Quarter Ended March 29, 2013

(UNAUDITED)

		Adjustments
		Acquisition	Restructuring
		Related	and Other	Tax	Adjusted
	U.S. GAAP	Charges (1)	Charges, Net	Items (2)	(Non-GAAP) (3)
	($ in millions, except per share data)
Operating Income:
Transportation Solutions	$241	$3	$16	$—	$260
Network Solutions	19	—	26	—	45
Industrial Solutions	78	3	20	—	101
Consumer Solutions	21	—	16	—	37
Total	$359	$6	$78	$—	$443

Operating Margin	11.0%				13.6%

Other Income, Net	$9	$—	$—	$(1)	$8

Income Tax Expense	$(60)	$(2)	$(23)	$(13)	$(98)

Income from Continuing Operations Attributable to TE Connectivity Ltd.	$278	$4	$55	$(14)	$323

Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd.	$0.66	$0.01	$0.13	$(0.03)	$0.76

(1) Includes $3 million of acquisition and integration costs and $3 million of restructuring costs.

(2) Reflects income tax benefits recognized in connection with the lapse of statutes of limitations for examinations of prior year income tax returns in certain non-U.S. locations partially offset by income tax expense related to adjustments to prior year income tax returns.

(3) See description of non-GAAP measures contained in this release.

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Quarter Ended March 30, 2012

(UNAUDITED)

		Adjustments
		Acquisition	Restructuring
		Related	and Other	Adjusted
	U.S. GAAP	Charges	Charges, Net	(Non-GAAP) (1)
	($ in millions, except per share data)
Operating Income:
Transportation Solutions	$196	$3	$—	$199
Network Solutions	53	—	24	77
Industrial Solutions	104	1	1	106
Consumer Solutions	32	—	7	39
Total	$385	$4	$32	$421

Operating Margin	11.8%			13.0%

Other Income, Net	$11	$—	$—	$11

Income Tax Expense	$(91)	$—	$(9)	$(100)

Income from Continuing Operations Attributable to TE Connectivity Ltd.	$267	$4	$23	$294

Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd.	$0.62	$0.01	$0.05	$0.68

(1) See description of non-GAAP measures contained in this release.

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Six Months Ended March 29, 2013

(UNAUDITED)

		Adjustments
		Acquisition	Restructuring
		Related	and Other	Tax	Adjusted
	U.S. GAAP	Charges (1)	Charges, Net	Items (2)	(Non-GAAP) (3)
	($ in millions, except per share data)
Operating Income:
Transportation Solutions	$433	$6	$26	$—	$465
Network Solutions	55	—	50	—	105
Industrial Solutions	148	5	32	—	185
Consumer Solutions	16	—	62	—	78
Total	$652	$11	$170	$—	$833

Operating Margin	10.2%				13.0%

Other (Expense) Income, Net	$(217)	$—	$—	$230	$13

Income Tax Benefit (Expense)	$185	$(3)	$(50)	$(314)	$(182)

Income from Continuing Operations Attributable to TE Connectivity Ltd.	$557	$8	$120	$(84)	$601

Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd.	$1.31	$0.02	$0.28	$(0.20)	$1.41

(1) Includes $8 million of acquisition and integration costs and $3 million of restructuring costs.

(2) Includes income tax benefits associated with the settlement of an audit of prior year income tax returns as well as the related impact to other expense pursuant to the tax sharing agreement with Tyco International and Covidien.  Also includes income tax benefits recognized in connection with the lapse of statutes of limitations for examinations of prior year income tax returns in certain non-U.S. locations as well as income tax expense related to adjustments to prior year income tax returns.

(3) See description of non-GAAP measures contained in this release.

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Six Months Ended March 30, 2012

(UNAUDITED)

		Adjustments
		Acquisition	Restructuring
		Related	and Other	Tax	Adjusted
	U.S. GAAP	Charges	Charges, Net	Items (1)	(Non-GAAP) (2)
	($ in millions, except per share data)
Operating Income:
Transportation Solutions	$380	$5	$1	$—	$386
Network Solutions	112	—	30	—	142
Industrial Solutions	194	3	9	—	206
Consumer Solutions	60	—	10	—	70
Total	$746	$8	$50	$—	$804

Operating Margin	11.6%				12.5%

Other Income, Net	$12	$—	$—	$—	$12

Income Tax Expense	$(179)	$—	$(17)	$17	$(179)

Income from Continuing Operations Attributable to TE Connectivity Ltd.	$505	$8	$33	$17	$563

Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd.	$1.17	$0.02	$0.08	$0.04	$1.31

(1) Primarily relates to income tax expense associated with certain non-U.S. tax rate changes.

(2) See description of non-GAAP measures contained in this release.

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Quarter Ended June 29, 2012

(UNAUDITED)

		Adjustments
		Acquisition	Restructuring
		Related	and Other	Tax	Adjusted
	U.S. GAAP	Charges (1)	Charges, Net	Items (2)	(Non-GAAP) (3)
	($ in millions, except per share data)
Operating Income:
Transportation Solutions	$178	$57	$3	$—	$238
Network Solutions	64	—	18	—	82
Industrial Solutions	87	37	—	—	124
Consumer Solutions	42	—	4	—	46
Total	$371	$94	$25	$—	$490

Operating Margin	10.6%				14.0%

Other Income, Net	$19	$—	$—	$(10)	$9

Income Tax Expense	$(88)	$(23)	$(6)	$—	$(117)

Income from Continuing Operations Attributable to TE Connectivity Ltd.	$260	$71	$19	$(10)	$340

Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd.	$0.60	$0.16	$0.04	$(0.02)	$0.79

(1) Includes $68 million of non-cash amortization associated with fair value adjustments primarily related to acquired inventories and customer order backlog recorded in cost of sales, $15 million of acquisition and integration costs, and $11 million of restructuring charges.

(2) Relates to reimbursements by Tyco International and Covidien in connection with pre-separation tax matters.

(3) See description of non-GAAP measures contained in this release.

TE CONNECTIVITY LTD.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

For the Year Ended September 28, 2012

(UNAUDITED)

		Adjustments
		Acquisition	Restructuring
		Related	and Other	Tax	Adjusted
	U.S. GAAP	Charges (1)	Charges, Net	Items (2)	(Non-GAAP) (3)
	($ in millions, except per share data)
Operating Income:
Transportation Solutions	$754	$67	$9	$—	$830
Network Solutions	247	—	59	—	306
Industrial Solutions	378	49	23	—	450
Consumer Solutions	139	—	23	—	162
Total	$1,518	$116	$114	$—	$1,748

Operating Margin	11.4%				13.2%

Other Income, Net	$50	$—	$—	$(17)	$33

Income Tax Expense	$(249)	$(24)	$(33)	$(90)	$(396)

Income from Continuing Operations Attributable to TE Connectivity Ltd.	$1,163	$92	$81	$(107)	$1,229

Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd.	$2.70	$0.21	$0.19	$(0.25)	$2.86

(1) Includes $75 million of non-cash amortization associated with fair value adjustments primarily related to acquired inventories and customer order backlog recorded in cost of sales, $27 million of acquisition and integration costs, and $14 million of restructuring charges.

(2) Other income adjustment relates to reimbursements by Tyco International and Covidien in connection with pre-separation tax matters. Income tax expense adjustments include income tax benefits recognized in connection with a reduction in the valuation allowance associated with certain tax loss carryforwards and income tax expense associated with certain non-U.S. tax rate changes.

(3) See description of non-GAAP measures contained in this release.